UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2006

HORIZON LINES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-123073	74-3123672
(State or Other Jurisdiction of Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4064 Colony Road, Suite 200

Charlotte, North Carolina 28211

(Address of Principal Executive Offices, including Zip Code)

(704) 973-7000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 1.01 Entry into a Material Definitive Agreement.

OPTION GRANTS

On April 7, 2006, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Horizon Lines, Inc. (the “Company”) approved the grant by the Company, pursuant to its Amended and Restated Equity Incentive Plan (the “Plan”), of options (the “Options”) to certain employees of the Company and its subsidiaries to purchase an aggregate of 617,500 shares of its Common Stock at a price of $12.54 per share. No Option is currently vested or exercisable. Each Option is scheduled to vest and become fully exercisable on April 7, 2009, provided the employee who was granted such Option is employed by the Company and its subsidiaries on such date.

The employees of the Company and its subsidiaries that were granted Options included the executive officers of the Company in the amounts set forth below:

Executive Officer	Number of Option Shares
Charles G. Raymond President and Chief Executive Officer, Director	105,425
John W. Handy Executive Vice President	60,000
John V. Keenan Senior Vice President and Chief Transportation Officer	46,750
M. Mark Urbania Senior Vice President-Finance Administration, Chief Financial Officer and Assistant Secretary	46,750
Karen H. Richards Vice President, Sales, of Horizon Lines	10,625
Kenneth L. Privratsky Vice President and General Manager, Alaska, of Horizon Lines	35,000
Robert S. Zuckerman Vice President, General Counsel and Secretary	10,625
Brian W. Taylor Senior Vice President, Sales and Marketing, of Horizon Lines	46,750
Gabriel M. Serra Vice President and General Manager, Puerto Rico, of Horizon Lines	35,000
Mar Labrador Vice President and General Manager, Hawaii and Guam, of Horizon Lines	24,000
Michael T. Avara Treasurer and Vice President, Treasurer and Investor Relations, of Horizon Lines	10,625

On April 7, 2006, the Compensation Committee approved the form of Stock Option Award Agreement for the grant of the Options under the Plan. A copy of the form of Stock Option Award Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

ITEM 3.02. Unregistered Sales of Equity Securities.

The disclosures in Item 1.01 are incorporated in this Item 3.02 by reference.

The Options have been granted by the Company in reliance on Rule 701 under the Securities Act of 1933, as amended.

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SAFE HARBOR STATEMENT

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “targets,” “projects,” “likely,” “will,” “would,” “could” and similar expressions or phrases identify forward-looking statements.

All forward-looking statements involve risks and uncertainties. The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control. Actual results may differ materially from expected results.

In light of these risks and uncertainties, expected results or other anticipated events or circumstances discussed in this Current Report on Form 8-K might not occur. We undertake no obligation, and specifically decline any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.	Description

10.1*	Form of Stock Option Award Agreement.

*	Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON LINES, INC.
(Registrant)

Date: April 11, 2006	By:	/S/ M. MARK URBANIA
M. Mark Urbania
Senior Vice President, Chief Financial Officer
and Assistant Secretary

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EXHIBIT INDEX

Exhibit No.	Description

10.1*	Form of Stock Option Award Agreement.

*	Filed herewith.

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